Rule 497(e)

Registration Nos. 333-210186 and 811-23147

First Trust Exchange-Traded Fund VIII

(the “Trust”)

FT Vest U.S. Equity Uncapped Accelerator ETF – October

(the “Fund”)

Supplement To the Fund’s Prospectus

Dated October 6, 2026

As described in the Fund’s prospectus, Fund shareholders are subject to an upside rate of return that the Fund seeks to achieve for a given Target Outcome Period. On October 16, 2026, the Fund’s current Target Outcome Period will end, and a new Target Outcome Period will begin as of October 19, 2026. The new Target Outcome Period will end on October 15, 2027. While the actual upside rate of return will not be determined until the first day of the new Target Outcome Period, set forth below is the anticipated upside rate of return range for the Fund for the Target Outcome Period beginning on October 19, 2026. A supplement to the Fund’s prospectus will be filed on October 19, 2026 that will include the actual upside rate of return for the new Target Outcome Period, which may be higher or lower than the anticipated upside rate of return range set forth below.

Fund	Anticipated upside rate of return range (before fees and expenses)
FT Vest U.S. Equity Uncapped Accelerator ETF – October (UXOC)	114.90% - 121.00%

Please Keep this Supplement with your Fund Prospectus for Future Reference